

Mundoval Fund
Global Value Investing

As of June 30, 2012

Investment Strategy

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor

A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification


35.2% Domestic
64.2% International
0.6% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Top 10 Holdings

Bank of America Corp	4.96%
Mastercard Inc	4.89%
Citigroup Inc	4.57%
BNP Paribas	4.39%
Banco Santander	4.08%
Mitsubishi UFJ Financial	3.96%
CNOOC Ltd	3.81%
General Electric Co	3.63%
Companhia de Bebidas	3.63%
Aegon NV	3.59%

Industry Diversification

Financials	32.39%
Information Technology	18.81%
Telecommunication Services	18.50%
Energy	10.53%
Health Care	8.81%
Industrials	6.72%
Consumer Staples	3.63%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	29
2011 PortfolioTurnover	44%
Net Assets (millions)	$13.21
Total Expense Ratio	1.50%

No sales loads or distribution fees

Average Annual Total Returns[2]


Mundoval Fund
MSCI World Index
-4.96%
-4.98%
10.05%
10.96%
-2.41%
-2.95%
3.70%
3.16%
4.17%
4.32%
1 Year
3 Years
5 Years
7 Years
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]


$16,000
$12,000
$8,000
$4,000
$0
$13,771
2004
2005
2006
2007
2008
2009
2010
2011
2Q12

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $13,771 on 6/30/12. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

Mundoval Differentiators

- Management Team invested in fund alongside clients.
- Long-term investment horizon with low turnover of portfolio holdings.
- Diversified across both US and international businesses.
- Consistent investment approach through market cycles.

Mundoval Facts as of 5/31/12

Ticker:	MUNDX
CUSIP:	62613P202
Inception Date:	9/3/2004
Holdings:	29
2011 Turnover:	44%
Net Assets:	$13.21 mil
Audited Expense Ratio:	1.50%
Total Annual Fund Operating Expenses:	1.50%

No sales loads or distribution fees

Contact Us

We want to hear from you! Call, email, or visit us to learn more about Mundoval and our approach to global value investing:

INFO@MUNDOVAL.COM

(858) 454-4837

7855 IVANHOE AVE. # 210
LA JOLLA, CA 92037

BNP Paribas: *Buying $1 for 50¢*

What does BNP Paribas do?

With over $2.5 trillion in total assets, BNP Paribas is the 5th largest financial institution in the world.[1] Founded in Paris, France in 1966, BNP Paribas provides banking and asset management services to more than 23 million clients in 80 countries worldwide. In addition, BNP is the 3rd largest private bank, 6th largest asset manager and 10th largest insurer in Europe.[2]

How can you invest in a dollar's worth of a business for 50¢?

Despite major turmoil with financial markets and sovereign debt the Eurozone, BNP Paribas achieved net income of more than $7.5 billion in 2011 In addition to a 4.3% dividend yield, we are attracted to BNP Paribas' low valuation which we calculate at approximately **one-half** of its net tangible equity per share. In other words, an investor can buy $1 worth of BNP Paribas for 50¢.

Isn't it risky to own a European bank right now?

In 2012, BNP Paribas continues to make adjustments across their operations to adapt to the challenging economic environment: BNP Paribas' exposure to sovereign debt in Greece, Ireland, Portugal, Italy and Spain has been reduced by more than half; shareholder's equity has doubled in the past three years; and retention of earnings to boost capital ratios will continue to be a focus for management. Cutting debt has shrunk the corporate balance sheet and in early 2012, BNP Paribas reorganized their retail banking operations into a single entity called International Retail Banking (IRB). IRB operates a network of 3,000 branches in 15 countries, including the US and in Europe and Africa. Further, in an effort to maximize shareholder value, management at BNP recently announced a share repurchase program.

In The Intelligent Investor, Benjamin Graham wrote, "If we assume that it is the habit of the market to overvalue common stocks which have been showing excellent growth or are glamorous for some other reason, it is logical to expect that it will undervalue companies that are out of favor due to unsatisfactory developments of a temporary nature."[3] In light of recent uncertainty surrounding the sovereign debt crisis in Europe, we believe BNP Paribas is an excellent example of Mr. Graham's observation. In our opinion, BNP Paribas has the capital resources and management

expertise to carry them through a difficult period as the Eurozone stabilizes. We also believe the stock market is likely to respond with reasonable speed to any improvement shown. Most importantly, BNP Paribas is one of the largest financial institutions in the world selling for an attractive price in relation to its net assets, earnings, and dividend payout.

1. www.relbanks.com; Bank rankings 2012. 2. BNP Paribas 2011 Annual Report. 3. The Intelligent Investor, 4th revised edition, pg. 79..